                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): July 13, 1999




                               CAFE ODYSSEY, INC.
             (Exact name of registrant as specified in its charter)



          Minnesota                       0-23243                31-1487885
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)





             4801 West 81st Street, Suite 112, Bloomington, MN        55437
               (Address of principal executive offices)             (Zip Code)



          (Former Name or Former Address, if Changed Since Last Report)

       Registrant's telephone number, including area code: (612) 837-9917

Item 5.           OTHER EVENTS


         The Registrant's Press Release dated July 23, 1999, which is filed as
Exhibit 99.1 to this Form 8-K, is incorporated herein by reference.


Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits


         3.1(a) Articles of Incorporation, as amended (Incorporated herein by reference to Exhibit 3.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended April 4, 1999)

         3.1(b) Certificate of Designation of Series B Convertible Preferred Stock (Incorporated herein by reference to Exhibit 3.1(b) to the Company's report on Form 8-K dated June 22, 1999 and filed on June 25, 1999)

         3.1(c) Certificate of Designation of Series C 8% Convertible Preferred Stock

         10.1     Form of Warrant

         10.2 Securities Purchase Agreement, dated July 13, 1999 between the Company and The Shaar Fund Ltd.

         10.3 Registration Rights Agreement, dated July 13, 1999 between the Company and The Shaar Fund Ltd.

         99.1.    Press Release dated July 23, 1999.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      CAFE ODYSSEY, INC.


Date:   July 23, 1999                 By:  /s/ Stephen D. King
                                         ---------------------------------------
                                      Name: Stephen D. King
                                      Title:   Chief Executive Officer

                                  EXHIBIT INDEX


         3.1(c) Certificate of Designation of Series C 8% Convertible Preferred Stock

         10.1     Form of Warrant

         10.2 Securities Purchase Agreement, dated July 13, 1999 between the Company and The Shaar Fund Ltd.

         10.3 Registration Rights Agreement, dated July 13, 1999 between the Company and The Shaar Fund Ltd.

         99.1.    Press Release dated July 23, 1999.